UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026
INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40896	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3025 Highland Parkway
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)
(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 5, 2026, InvenTrust Properties Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders at which stockholders voted on Proposals 1, 2 and 3, as described in the Company’s definitive proxy statement.

The stockholders voted on Proposal 1, electing the eight nominees named below to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and quality. The final results of the election of directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Stuart W. Aitken	52,567,319	1,038,832	6,239,343
Amanda E. Black	53,149,540	456,611	6,239,343
Daniel J. Busch	53,108,012	498,139	6,239,343
Scott A. Nelson	52,821,315	784,836	6,239,343
Paula J. Saban	51,776,805	1,829,346	6,239,343
Smita N. Shah	52,872,839	733,312	6,239,343
Julie M. Swinehart	53,141,854	464,297	6,239,343
Julian E. Whitehurst	52,758,582	847,569	6,239,343

Next, the stockholders voted on and approved Proposal 2, ratifying the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The final results for the approval of Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
57,862,288	1,854,681	128,525	0

Finally, the stockholders voted on and approved Proposal 3, approving, on an advisory non-binding basis, a resolution approving the compensation of our named executive officers (“say-on-pay”). The final results for the approval of Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
51,900,081	1,397,981	308,089	6,239,343

Item 9.01 Financial Statements and Exhibits.
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 6, 2026	By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary